VOYA SEPARATE PORTFOLIOS TRUST

Voya Investment Grade Credit Fund

(the “Fund”)

Supplement dated January 30, 2026

to the Fund’s Class A, Class I, and Class R6, and Class W Shares’ Prospectus

and related Statement of Additional Information

each dated July 31, 2025

On January 23, 2026, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about March 27, 2026. The Fund is closed to new investors effective February 6, 2026. Leading up to the liquidation, as the Portfolio begins to transition its portfolio in anticipation of making its liquidating distributions, the Portfolio may deviate from its investment objectives and policies. Investors in the Fund will be receiving additional communication from the Fund explaining the liquidation as well as providing information regarding their exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE